MML SERIES INVESTMENT FUND II
MML Inflation-Protected and Income Fund
(the “Fund”)
Supplement dated February 19, 2020 to the
Prospectus dated May 1, 2019 and the
Summary Prospectus dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces the information for the Fund found in the first paragraph under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (page 38 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in securities of any maturity. The Fund may invest in inflation-indexed bonds issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations. The Fund expects to enter into total return swaps based on one or more inflation indexes or on inflation-indexed bonds or other inflation derivatives, as a substitute for purchasing certain inflation-indexed bonds or otherwise to adjust the inflation-sensitivity of the portfolio. Use of total return swaps will create leverage in the Fund.
The following information for the Fund found in the sixth paragraph under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance is hereby deleted (page 39 of the Prospectus):
The Fund will seek to potentially earn additional income by entering into reverse repurchase agreement transactions and investing the proceeds of those transactions in additional securities of a nature described above. Use of reverse repurchase agreements is a form of borrowing and creates leverage in the Fund.
The following information replaces the information for the Fund found in the seventh and eighth paragraphs under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (page 39 of the Prospectus):
In addition to the total return swaps and other derivatives referred to above, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative transactions, including, but not limited to, total return swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments), interest rate swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments), credit default swaps (for hedging purposes or as a substitute for direct investments), and futures contracts, foreign currency futures and forward contracts, including derivatives thereof  (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments or to gain market exposure). The Fund may also enter into forward commitment transactions. The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. The use of such techniques may have the effect of creating investment leverage in the Fund.
The paragraph labeled “Reverse Repurchase Agreement Transaction Risk” found under the heading Principal Risks in the section titled Investments, Risks, and Performance (page 41 of the Prospectus) is hereby deleted in full.

Effective February 1, 2020, the following information replaces the information for David L. Nagle of Barings LLC (“Barings”) for the Fund found under the heading Portfolio Managers in the section titled Management (page 42 of the Prospectus):
Yulia Alekseeva, CFA is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. She has managed the Fund since February 2020.
Effective February 1, 2020, the information for David L. Nagle of Barings found under the heading Subadvisers and Portfolio Managers beginning on page 94 of the Prospectus in the section titled Management of the Funds is no longer applicable to the Fund.
Effective February 1, 2020, the following information supplements the information for Barings related to the Fund found under the heading Subadvisers and Portfolio Managers beginning on page 94 of the Prospectus in the section titled Management of the Funds:
Yulia Alekseeva, CFA
is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. Ms. Alekseeva shares primary responsibility for the day-to-day management of the MML Inflation-Protected and Income Fund. Ms. Alekseeva has 14 years of industry experience. Prior to joining Barings in 2019, Ms. Alekseeva was employed at Canada Pension Plan Investment Board.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-19-06
IP-19-01

MML SERIES INVESTMENT FUND II
MML Inflation-Protected and Income Fund
(the “Fund”)
Supplement dated February 19, 2020 to the
Statement of Additional Information dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective February 1, 2020, the following information replaces similar information for the Fund found under the heading Barings LLC (“Barings”) on page B-161 in the section titled Appendix C—Additional Portfolio Manager Information:
The portfolio managers of MML Inflation-Protected and Income are Yulia Alekseeva and Douglas M. Trevallion, II.
Effective February 1, 2020, the following information replaces similar information for the Fund related to David L. Nagle found under the heading Barings on page B-161 in the section titled Appendix C—Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	2	$368 million	0	$0
Other pooled investment vehicles	6	$577 million	0	$0
Other accounts	23	$20,123 million	0	$0
*
The information provided is as of December 31, 2019.

**
Does not include MML Inflation-Protected and Income.

Effective February 1, 2020, the following information replaces similar information for the Fund found under the heading Barings on page B-161 in the section titled Appendix C—Additional Portfolio Manager Information:
Ownership of Securities:
As of December 31, 2019, the portfolio managers did not own any shares of MML Inflation-Protected and Income. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L8063-19-07